CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 5, 2022

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(A) Mr. Pedro Ignacio Teran Cruz has resigned from the DynaResource, Inc. Board of Directors effective July 5, 2022, for personal reasons. Mr. Teran Cruz will continue to serve the Company as its Exploration Manager and Chief Geologist.

(B) Rene López Felix Mladosich, the current General Manager at the San José de Gracía gold project, has been appointed to fill the vacancy on the Board of Directors of the Company occasioned by the resignation of Mr. Teran Cruz. Mr. Mladosich will serve on the Board of Directors for the unexpired portion of Mr. Teran Cruz’s term of office, that is, until the next annual meeting of stockholders, anticipated to occur later in fiscal year 2022. Mr. Teran Cruz was originally elected to the Board of Directors of the Company by the holder of all of the issued and outstanding shares of Series A Preferred Stock of the Company, and accordingly, the vacancy has been filled by an appointment signed by the holder of all of the issued and outstanding shares of Series A Preferred Stock of the Company.

Mr. Mladosich brings over 30 years of direct experience in the mining industry in Mexico to DynaResource. He has worked for companies such as Campania Mineras de Cananea, Campania Minera Hecla (Hecla Mining), Campania Minera Pangea, Campania Minera Dolores (Minefinders), Minera Alamos de Sonora, and Campania Minera Pena de Bernal (Starcore International Mines). Mr. Mladosich has also provided consulting services to companies such as Minefinders, Pan American Silver and Scorpio.

Mr. Mladosich is a proven and successful manager in Mexico with experience in the following areas: general management, underground and open pit operations, process plant recovery and optimization, construction, exploration, logistics, permitting, environmental, and plant and pit design.

Mr. Mladosich holds a B.S. degree from the University of Sonora, where he was awarded First of the Class 6 times; and Mr. Mladosich studied 1 year of metallurgy in the Master’s Degree work program at the University. Mr. Mladosich speaks fluent Spanish and English and has studied French under the French Embassy Program in Mexico.

Mr. Mladosich was previously the General Manager at the San José de Gracía Project from January 2016, through June 2017, and was appointed General Manager at San Jose de Gracía Project again in October 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By:	/s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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